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              ALLMERICA SELECT SEPARATE ACCOUNT OF FIRST ALLMERICA
                        FINANCIAL LIFE INSURANCE COMPANY

ALLMERICA SELECT SEPARATE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND
                                 ANNUITY COMPANY

       SUPPLEMENT DATED FEBRUARY 14, 2000 TO PROSPECTUS DATED MAY 1, 1999

On January 31, 2000, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), First Allmerica Financial Life Insurance Company ("First Allmerica"), (collectively, the "Companies") and several other applicants filed an application with the Securities and Exchange Commission in part seeking an order approving the substitution of shares of the Investment Grade Income Fund ("IGIF") of Allmerica Investment Trust ("AIT") for shares of the Select Income Fund ("SIF") of AIT. Shares of SIF are currently held by sub-accounts ("SIF Sub-Accounts") of certain of the Companies' Separate
Accounts, including the Allmerica Select Separate Accounts. To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution on or about July 1, 2000.

The effect of such a substitution would be to have IGIF replace SIF as an investment option under the Contracts described in the May 1, 1999 prospectus. After the date of the substitution, the SIF Sub-Accounts will invest in IGIF. On or after the date of the substitution, SIF will no longer exist.

From the date of this supplement to the date the substitution takes place, each Contract owner will be permitted to make one transfer of all amounts in the SIF Sub-Account to the other investment options available under the Contract (subject to the minimum investment requirements for the GPA Accounts) without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each contract year. If the proposed substitution is completed, each Contract owner affected by the substitution will be sent a written notice. For a period of 60 days after the substitution, each affected Contract owner may then make one transfer of all amounts allocated to the sub-account investing in IGIF to any other investment options available under the Contract (subject to the minimum investment requirements for the GPA Accounts) without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each contract year. Also, the Companies will not exercise any rights reserved under any Contract to impose additional restrictions on transfers until at least thirty (30) days after the substitution.

The investment objective of IGIF is to seek as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. Contract owners and prospective purchasers should carefully read the prospectus for IGIF. The Companies will send each Contract owner a copy of the AIT prospectus that includes information about IGIF before the substitutions are carried out.

                                      * * *

 This supplement should be retained with the Prospectus for further reference.